Exhibit 99.1

  Network Engines Announces Financial Results for the Second Quarter
                            of Fiscal 2007


    CANTON, Mass.--(BUSINESS WIRE)--May 3, 2007--Network Engines, Inc. (NASDAQ: NENG), a leading provider of storage and security server appliance products and services, today reported financial results for its fiscal second quarter ended March 31, 2007.

    Second Quarter Financial Performance

    -- Net revenues of $29.3 million, above guidance of $25 million to $28 million and compared to $28 million in the fiscal second quarter of 2006.

    -- Gross profit of 20.8 percent of net revenues, above guidance of 18 to 19 percent and compared to 15.4 percent in the fiscal second quarter of 2006.

    -- Operating expenses of $6.2 million, including $608,000 of stock-based compensation expense, at the low end of guidance of $6.2 to $6.5 million. Operating expenses for the fiscal second quarter of 2006 were $7.2 million including $742,000 of stock-based compensation expense.

    -- Net income on a GAAP basis was $365,000 or $0.01 per share, including $648,000 in stock-based compensation expenses, better than the guided range of a net loss of $(800,000) to $(1.1) million on a GAAP basis. Net income on a GAAP basis compared to a net loss of $(2.5) million, or $(0.06) per share, in the second fiscal quarter of 2006.

    -- Non-GAAP net income, which excludes the stock-based compensation expenses, was $1.0 million or $0.02 per share, exceeding guidance of a net loss of $(200,000) to $(500,000) on a non-GAAP basis. Non-GAAP net income compared to a non-GAAP net loss of $(1.7) million, or $(0.04) per share, in the second fiscal quarter of 2006.

    --  Cash, cash equivalents and short-term investments totaled
        $38.7 million at the close of the quarter, compared to $38.9 million at the end of December 2006 and above guidance of $36 million to $38 million.

    Sales to EMC comprised 80% of total revenues during the second quarter of fiscal 2007, as compared to 79% from the year-ago quarter, with revenues from other customers totaling $5.8 million in the 2007 quarter compared to $5.9 million in the year-ago quarter. Revenues from Network Intelligence are now being included under EMC revenue since its September 18, 2006 acquisition by EMC. Excluding Network Intelligence revenues for the year-ago quarter, other revenues grew 57% during the second quarter of fiscal 2007. This growth was attributable to a ramp in revenue from existing customers, revenue for servicing Microsoft Whale customers, and revenue from new customer wins in the first half of fiscal 2007.

    "Network Engines reported solid financial results for the quarter and we continued to make steady progress on our overall strategy," commented Greg Shortell, President and Chief Executive Officer of Network Engines. "We continued to make year-over-year improvement in profitability and this quarter recorded our first GAAP profit since 2004, with revenue growth supported by both existing and new customers. During the past quarters we have made many important changes to our business that has brought us closer to profitability, and while this quarter marks a significant milestone we remain dedicated to new customer acquisition, revenue diversification and expense management to reach a level where we are achieving consistent revenue growth and sustained profitability."

    Operational Highlights

    Recent accomplishments include:

    -- Gained commitments from 14 new appliance accounts during the first half of the fiscal year.

    --  Hired a VP of Global Sales, Paul Butler, to lead Network
        Engines' sales team and assist in refining the Company's go-to-market strategy.

    -- Announced a partnership with Multis, a European-based service organization that will allow the Company to provide manufacturing, repair and enhanced logistics services for customers that require in-region support for their European appliance operations.

    -- Initiated program to provide first level maintenance support for the installed base of Microsoft Whale customers.

    "We're beginning to see the benefits of our refocused sales strategy which is supported by our unified sales force," continued Shortell. "The number of new customer commitments achieved during the first half of our fiscal year exceeded our internal target. Although these opportunities are at various stages of development, I am optimistic these customers will contribute to our revenue in the second half of fiscal 2007. We remain focused on new customer acquisition and the first half results reflect the progress we are making."

    "In regards to the Getronics managed branch opportunity that we have discussed in prior quarters, this program has not gone forward as anticipated and therefore, we are not forecasting any related revenue," concluded Shortell. "However, while we are disappointed with this initiative, we are heartened by the progress we have made within the other areas of our business."

    Business Outlook

    Network Engines currently anticipates the following results for its fiscal 2007 third quarter ending June 30, 2007, based on current forecasts from certain partners and historical and seasonal trends.

    --  Net revenues in the range of $27 million to $30 million

    -- Gross profit in the range of 18 percent to 19 percent of net revenues

    -- Operating expenses between $6.1 million and $6.4 million, including an estimated $610,000 of stock-based compensation expense

    -- Net results on a GAAP basis between a net loss of $(300,000) and a net income of $100,000 including an estimated $650,000 stock-based compensation expense

    -- Net income on a non-GAAP basis, which excludes the estimated stock-based compensation, between $350,000 and $750,000

    -- Cash, cash equivalents and short-term investments of between $36 million and $38 million

    "Our guidance for the June quarter is based on revenue expectations from our customers, as well as the time required for new customer commitments to come on line," stated Doug Bryant, Chief Financial Officer. "While we are extremely pleased with reaching GAAP profitability in the second quarter, our ultimate goal is to achieve sustained GAAP profitability over many quarters. To realize this goal, we are focused on growing and diversifying our revenue while we continue to manage expenses."

    Important Information About Non-GAAP References

    References by Network Engines, Inc. (the "Company") to non-GAAP net income or loss and non-GAAP per share information refer to net income or loss or per share information excluding stock-based compensation expense and restructuring charges. GAAP requires that these expenses and charges be included in determining net income or loss and per share information. The Company's management uses non-GAAP operating expenses, and associated non-GAAP net income or loss (which is the basis for non-GAAP per share information) to make operational and investment decisions, and the Company believes that they are among several useful measures for an enhanced understanding of our operating results for a number of reasons.

    First, although the Company undertakes analyses to ensure that its stock-based compensation grants are in line with peer companies and do not unduly dilute shareholders, the Company allocates grants and measures them at the corporate level. Second, management excludes their financial statement effect when planning or measuring the periodic financial performance of the Company's functional organizations since they are episodic in nature and unrelated to our core operating metrics. In addition, the Company's management excludes the financial statement effect of these items in evaluating and compensating employees due to the fact that it is difficult to forecast these expenses. Lastly, we believe that providing non-GAAP per share information affords investors a view of results that may be more easily compared to peer companies and enables investors to consider the Company's results on both a GAAP and non-GAAP basis in periods when the Company is undertaking non-recurring activities.

    The Company believes these non-GAAP measures will aid investors' overall understanding of the Company's results by providing a higher degree of transparency for certain expenses, and providing a level of disclosure that will help investors understand how the Company plans and measures its own business. However, non-GAAP net income or loss should be construed neither as an alternative to GAAP net loss or net loss per share as an indicator of our operating performance nor as a substitute for cash flow from operations as a measure of liquidity because the items excluded from the non-GAAP measures often have a material impact on the Company's results of operations. Therefore, management uses, and investors should use, non-GAAP measures only in conjunction with our reported GAAP results.

    Conference Call Details

    In conjunction with this announcement, Network Engines management will conduct a conference call at 10:00 a.m. (ET) today to discuss the Company's operating performance and financial outlook. The conference call will be available live via the Internet by accessing Network Engines' web site at www.networkengines.com. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software.

    To listen to the conference call via phone, please dial (913) 981-4903 and reference "Network Engines." For those who cannot access the live broadcast, a replay will be available by dialing (719) 457-0820 or (888) 203-1112 and entering "5835144" from two hours after the end of the call until 11:59 p.m. (ET) on May 10, 2007. The replay will also be available at the Network Engines web site.

    Network Engines - THE Appliance Company

    Network Engines appliances are designed to ease the deployment, enhance manageability, and increase security of mission critical software applications.

    Our heritage of providing technology products and services tailored to supporting the entire lifecycle of our customers' appliances has made us the appliance partner of choice for software market leaders.

    Founded in 1997, Network Engines is headquartered in Canton,
Massachusetts and trades on the NASDAQ exchange under the symbol
"NENG." For more information about the Company's products and services visit: www.networkengines.com.

    Safe Harbor for Forward-Looking Statements

    Statements in this press release regarding the Company's future financial performance, including statements regarding future net revenues, gross profits, operating expenses including stock-based compensation expenses, net income (loss), non-GAAP net income (loss), and cash, cash equivalents and short-term investments position and any other statements about Network Engines' management's future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including those factors contained in the Company's most recent Annual Report on Form 10-K for the year ended September 30, 2006 and the most recent Form 10-Q for the quarter ended December 31, 2006 under the section "Risk Factors" as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Forward-looking statements include statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. The Company assumes no obligations to update the information included in this press release.

    Network Engines and the Network Engines logo are trademarks of Network Engines, Inc. All other trademarks are the property of their respective holders.


                        Network Engines, Inc.
           Condensed Consolidated Statements of Operations
                (in thousands, except per share data)
                             (unaudited)

                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                               March 31, March 31, March 31, March 31,
                                 2007      2006      2007       2006
                               --------- --------- --------- ---------


Net revenues                   $ 29,305  $ 28,036  $ 56,543   $55,305
Cost of revenues                 23,215    23,705    45,220    46,313
                               --------- --------- --------- ---------

     Gross profit                 6,090     4,331    11,323     8,992
                               --------- --------- --------- ---------

Operating expenses:
   Research and development       2,410     2,182     4,403     4,202
   Selling and marketing          1,810     2,812     3,540     5,590
   General and administrative     1,954     2,187     4,015     3,994
                               --------- --------- --------- ---------

        Total operating
         expenses                 6,174     7,181    11,958    13,786
                               --------- --------- --------- ---------

Loss from operations                (84)   (2,850)     (635)   (4,794)
Interest and other income, net      462       390       909       710
                               --------- --------- --------- ---------

Net income (loss) before
 income taxes                  $    378  $ (2,460) $    274   $(4,084)
Provision for income taxes           13         -        23         -
                               --------- --------- --------- ---------

Net income (loss)              $    365  $ (2,460) $    251   $(4,084)
                               ========= ========= ========= =========

Net income (loss) per share -
 basic and diluted             $   0.01  $  (0.06) $   0.01   $ (0.11)
                               ========= ========= ========= =========

Shares used in computing basic
 net income (loss) per share     40,735    37,987    40,339    37,926

Shares used in computing
 diluted net income (loss) per
 share                           41,438    37,987    41,251    37,926


The amounts in the table above include employee stock-based compensation as follows (in thousands):

                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                               March 31, March 31, March 31, March 31,
                                 2007      2006      2007       2006
                               --------- --------- --------- ---------

    Cost of revenues           $     40  $     46  $     80   $    86
    Research and development        300       284       580       538
    Selling and marketing            67       243       167       409
    General and administrative      241       215       433       339
                               --------- --------- --------- ---------

                               $    648  $    788  $  1,260   $ 1,372
                               ========= ========= ========= =========


                        Network Engines, Inc.
           Non-GAAP Financial Measures and Reconciliations
                (in thousands, except per share data)
                             (unaudited)

                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                               March 31, March 31, March 31, March 31,
                                 2007      2006      2007       2006
                               --------- --------- --------- ---------


GAAP net income (loss)         $    365  $ (2,460) $    251   $(4,084)
   Stock-based compensation         648       788     1,260     1,372
                               --------- --------- --------- ---------

Non-GAAP net income (loss)     $  1,013  $ (1,672) $  1,511   $(2,712)
                               ========= ========= ========= =========

GAAP basic and diluted net
 income (loss) per share       $   0.01  $  (0.06) $   0.01   $ (0.11)
   Stock-based compensation        0.01      0.02      0.03      0.04
                               --------- --------- --------- ---------

Non-GAAP basic and diluted net
 income (loss) per share       $   0.02  $  (0.04) $   0.04   $ (0.07)
                               ========= ========= ========= =========

Shares used in computing GAAP
 and non-GAAP basic net income
 (loss) per share                40,735    37,987    40,339    37,926

Shares used in computing GAAP
 and non-GAAP diluted net
 income (loss) per share         41,438    37,987    41,251    37,926


                        Network Engines, Inc.
                Condensed Consolidated Balance Sheets
                            (in thousands)
                             (unaudited)

                                             March 31,   September 30,
                                                2007         2006
                                            ------------ -------------

 ASSETS

 Current assets:

  Cash and cash equivalents                 $    14,115  $      8,014
  Short-term investments                         24,545        24,804
  Restricted cash                                    47            47
  Accounts receivable, net                       16,714        17,178
  Inventories                                    10,495         8,445
  Prepaid expenses and other current assets       1,143         1,460
                                            ------------ -------------

     Total current assets                        67,059        59,948

 Property and equipment, net                      1,174         1,093
 Other assets                                        63            20

                                            ------------ -------------
           Total assets                     $    68,296  $     61,061
                                            ============ =============

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:

  Accounts payable                          $     8,787  $      7,047
  Accrued liabilities                             4,291         3,942
  Capital lease payable                              19            19
  Deferred revenue                                2,435         1,049
                                            ------------ -------------

       Total current liabilities                 15,532        12,057

 Capital lease payable                               50            60
 Deferred revenue                                   959           541
                                            ------------ -------------

           Total Liabilities                     16,541        12,658
                                            ------------ -------------

 Stockholders' equity:
   Common stock                                     434           418
   Treasury stock                                (2,838)       (2,838)
   Additional paid-in capital                   185,505       182,420
   Accumulated deficit                         (131,346)     (131,597)
                                            ------------ -------------

       Total stockholders' equity                51,755        48,403

                                            ------------ -------------
           Total liabilities and
            stockholders' equity            $    68,296  $     61,061
                                            ============ =============

    CONTACT: Financial Dynamics
             Bob Joyce/Peter Schmidt, 212-850-5600